SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING INTERNATIONAL AND GLOBAL EQUITY FUNDS
For the Allspring Special Global Small Cap Fund (the “Fund”)

At a meeting held November 9-11, 2026, the Board of Trustees of the Fund approved the following name change effective on or about December 11, 2026. Effective December 11, 2026, all references to the Fund’s prior name are replaced with references to the Fund’s new name.

Current Fund Name	New Fund Name Effective on or about December 11, 2026
Allspring Special Global Small Cap Fund	Allspring Global Small Cap Fund

November 12, 2026	SUP4305 11-26